SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 26, 2003

                                  VENTAS, INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                         1-10989                      61-1055020
 ------------                     -----------                  ------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


        10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223
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            (Address of principal executive offices)          (Zip Code)

                                 (502) 357-9000
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              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.
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     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1  Press Release dated November 26, 2003.


Item 9. Regulation FD Disclosure
        ------------------------

     On November 26, 2003, Ventas, Inc. (the "Company") announced that Chairman, President and Chief Executive Officer, Debra A. Cafaro and Senior Vice President and Chief Financial Officer, Richard A. Schweinhart, will make a presentation regarding the Company at the Merrill Lynch Health Services Investor Conference on Wednesday, December 3, 2003 at 8:30 a.m. Eastern Time in New York.

     The presentation is being audio webcast and can be accessed at the Ventas website at www.ventasreit.com or at www.events.ml.com. Any written materials accompanying the presentation will also be available on the Company's website at the time of the presentation and will be archived at www.ventasreit.com for 30 days after the event.

     A copy of the press release issued by the Company on November 26, 2003 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 9 by reference.

     The information of this Item 9 to this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)

Date: December 1, 2003

                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel

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                                  EXHIBIT INDEX

                  Exhibit               Description
                  -------               -----------

                  99.1                  Press Release dated November 26, 2003.